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                                                                    EXHIBIT 10.1


                       ASSUMPTION AND GENERAL AMENDMENT OF
                DIRECTORS' STOCK OPTION AND BENEFIT PROGRAMS AND
             GENERAL AMENDMENT OF EMPLOYEE STOCK OPTION AND BENEFIT
                   PROGRAMS OF WEATHERFORD INTERNATIONAL, INC.

         THIS ASSUMPTION AND GENERAL AMENDMENT INSTRUMENT is hereby made effective this 26th day of June, 2002 to be effective as hereinafter set forth.

                                   WITNESSETH:

         WHEREAS, pursuant to that certain Agreement and Plan of Merger (the "Agreement"), dated as of May 8, 2002, among Weatherford International Ltd., a Bermuda exempted company ("Weatherford Bermuda"), Weatherford International, Inc., a Delaware corporation ("Weatherford Delaware"), Weatherford U.S. Holdings, L.L.C., a Delaware limited liability company ("U.S. Holdings") and Weatherford Merger Inc., a Delaware corporation ("Merger Sub") and a newly formed, indirect wholly-owned subsidiary of Weatherford Bermuda and a direct wholly-owned subsidiary of U.S. Holdings, the respective Boards of Directors of Weatherford Bermuda, Weatherford Delaware, U.S. Holdings and Merger Sub deem it advisable and in the best interests of their respective stockholders to reorganize such that Weatherford Bermuda will become the ultimate parent of the Weatherford group of companies through the merger of Merger Sub with and into Weatherford Delaware; and

         WHEREAS, subject to the approval of the stockholders of Weatherford Delaware, the respective Boards of Directors of Weatherford Bermuda, Weatherford Delaware, U.S. Holdings and Merger Sub (and the stockholders of Weatherford Bermuda, U.S. Holdings and Merger Sub) have each approved the merger of Merger Sub with and into Weatherford Delaware, pursuant to which Weatherford Delaware will be the surviving company in the merger and become a wholly-owned, indirect subsidiary of Weatherford Bermuda (and a wholly-owned, direct subsidiary of U.S. Holdings), upon the terms and subject to the conditions set forth in the Agreement (the "Merger"), and whereby each issued share of common stock, par value US$1.00 per share, of Weatherford Delaware ("Weatherford Delaware Common Stock"), including those shares of Weatherford Delaware Common Stock held by Weatherford Delaware or any direct or indirect wholly-owned subsidiary of Weatherford Delaware, shall be automatically converted into the right to receive one common share, par value US$1.00 per share, of Weatherford Bermuda ("Weatherford Bermuda Common Shares"); and

         WHEREAS, Weatherford Delaware currently maintains and sponsors (i) the Weatherford International Incorporated 1987 Stock Option Plan, as amended and restated, the Weatherford Enterra, Inc. 1991 Stock Option Plan, as amended and restated, the Weatherford Enterra, Inc. Amended and Restated Employee Stock Purchase Plan, the Weatherford Enterra, Inc. Restricted Stock Incentive Plan, as amended and restated, the Weatherford International, Inc. Executive Deferred Compensation Stock Ownership Plan and Related Trust Agreement, the Energy Ventures, Inc. Employee Stock Option Plan, the Weatherford International, Inc. 1998 Employee Stock Option Plan, the Amendment to Stock Option Programs, and certain other plans and agreements providing for the grant or award to its officers and employees of options or other rights to purchase or receive Weatherford Delaware Common Stock (the "Employee Stock Plans") and (ii) the Weatherford International, Inc. Non-Employee Director Deferred


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Compensation Plan and the Amended and Restated Non-Employee Director Stock
Option Plan, and certain other plans and agreements providing for the grant or award to its directors of options or other rights to purchase or receive Weatherford Delaware Common Stock (the "Director Stock Plans"); and

         WHEREAS, the Agreement provides that, following the Merger, Weatherford Delaware shall continue to maintain and sponsor the Employee Stock Plans and Weatherford Bermuda shall assume the rights and obligations of Weatherford Delaware under the Employee Stock Plans and the Director Stock Plans and that the outstanding options and other awards under the Employee Stock Plans and Director Stock Plans shall be exercisable or issuable upon the same terms and conditions as under such plans and the agreements relating thereto immediately prior to the effective time of the Merger, except that upon the exercise or issuance of such options or awards, Weatherford Bermuda Common Shares shall be issuable in lieu of shares of Weatherford Delaware Common Stock so that the number of Weatherford Bermuda Common Shares issuable upon the exercise or issuance of such an option or award immediately after the Effective Time and the option price of each such option or award shall be the number of shares and option price in effect immediately prior to the Effective Time (as defined in the Agreement) and all options or awards issued under the Employee Stock Plans and Director Stock Plans after the Effective Time shall entitle the holder thereof to purchase Weatherford Bermuda Common Shares in accordance with the terms of the Employee Stock Plans and Director Stock Plans; and

         WHEREAS, the Agreement further provides that, following the Merger, (i) Weatherford Delaware shall continue to sponsor and maintain each employee benefit and program to which Weatherford Delaware is then a party (the "Employee Benefit Plans"), (ii) Weatherford Bermuda shall assume the rights and obligations of Weatherford Delaware under each director benefit plan and program to which Weatherford Delaware is then a party (the "Director Benefit Plans") and
(iii) to the extent any Employee Benefit Plan or Director Benefit Plan provides for the issuance or purchase of, or otherwise relates to, Weatherford Delaware Common Stock, after the Effective Time, such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, Weatherford Bermuda Common Shares; and

         WHEREAS, the consummation of the Merger requires, among other things, the adoption of this Agreement by the affirmative vote of the holders of a majority of the outstanding Weatherford Delaware Common Stock entitled to vote on such adoption (the "Weatherford Delaware Stockholder Approval");

         NOW, THEREFORE, subject to Weatherford Delaware Stockholder Approval, the Employee Stock Plans, the Director Stock Plans, the Employee Benefit Plans and the Director Benefit Plans are hereby amended to the extent necessary to provide as follows:

         1. Weatherford International Ltd. hereby assumes the rights, duties, obligations of Weatherford International, Inc. under the Employee Stock Plans, and the rights, duties, obligations and sponsorship of Weatherford International, Inc. under the Director Stock Plans and the Director Benefit Plans, and each reference to "Weatherford International, Inc." or "Weatherford Enterra, Inc." (or any predecessor) in any Director Stock Plan and any Director Benefit



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                  Plan is hereby deleted and "Weatherford International Ltd." is hereby substituted in place of such deleted reference.

         2. Each direct or indirect reference to Weatherford Delaware Common Stock (i.e., common stock, par value U.S. $1.00 per share, of Weatherford International, Inc.) in any Employee Stock Plan, Director Stock Plan, Employee Benefit Plan or Director Benefit Plan is hereby deleted and Weatherford Bermuda Common Shares (i.e., common share, par value US $1.00 per share, of Weatherford International Ltd.) is hereby substituted in place of such deleted reference.

         3. As amended hereby, each affected Employee Stock Plan, Employee Benefit Plan, Director Stock Plan and Director Benefit Plan is specifically ratified and reaffirmed.

         The undersigned, being duly authorized, on behalf of Weatherford International Ltd. and Weatherford International, Inc., have executed this Assumption and General Amendment Instrument on the date first set forth above, to be effective as of the Effective Time of the Merger.


                                              WEATHERFORD INTERNATIONAL LTD.
ATTEST:


By:  /s/ KATHLEEN A. LOPEZ                    By:  /s/ BURT M. MARTIN
   ----------------------------------              -----------------------------
Printed Name:  Kathleen A. Lopez              Printed Name: Burt M. Martin
             ------------------------                      ---------------------
Title:  Executive Assistant                   Title: Director
      -------------------------------               ----------------------------



                                              WEATHERFORD INTERNATIONAL INC.
ATTEST:


By:  /s/ KATHLEEN A. LOPEZ                    By:  /s/ BURT M. MARTIN
   ----------------------------------            -------------------------------
Printed Name:  Kathleen A. Lopez              Printed Name: Burt M. Martin
             ------------------------                      ---------------------
Title:  Executive Assistant                   Title: Senior Vice President
      -------------------------------               ----------------------------


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